UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the Asset Purchase Agreement (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2017, Uni-Pixel, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary, Uni-Pixel Displays, Inc., a Texas Corporation (“Displays”, and, together with the Company, the “Debtors”), filed a voluntary petition for reorganization (the “Chapter 11 Case”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United Stated Bankruptcy Court for the Northern District of California – San Jose Division (the “Court”). Debtors continue to operate their business as “debtor-in-possession” under the jurisdiction of the Court, under Cases No. 17-52100 and 17-52101, respectively, in accordance with the applicable provisions of the Bankruptcy Code and order of the Court.

On September 29, 2017, the Debtors entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Future Tech Capital, LLC, a California limited liability company (the “Purchaser”). Subject to the terms and conditions of the Asset Purchase Agreement, the Purchaser has agreed to purchase substantially all of the tangible personal property, intangible personal property, and materials and finished goods related to the Debtors’ business (the “Assets”) for a $1,500,000 purchase price (the “Purchase Price”), payable in cash upon the closing of the transaction, adjusted for payments made by Purchaser to key personnel of Debtor engaged by Purchaser as contemplated below. The Assets do not include, among other things, the Debtors’ accounts receivable, interests in any property leased by the Debtors or interests in licenses of third party intellectual property rights that have not been fully paid or are not of a “shrink-wrap” or embedded nature. No liabilities of the Debtors are being assumed, except that the Purchaser shall be responsible for administrative expenses of the landlord of the Debtors’ premises in Colorado Springs, Colorado and specified key personnel of the Debtors that Purchaser has agreed to engage for purposes of assisting with the disassembly and removal of the Assets from such premises. The Purchaser has paid a $200,000 deposit (the “Deposit”) toward the Purchase Price. The Deposit will be held in trust pending the closing; provided, that, subject to Court approval, the Deposit may be used up to the closing date for the necessary expenses of the Debtors. Representations and warranties, as is customary for transactions of this kind, except as specifically set forth in the Asset Purchase Agreement, provide that the Purchaser will accept the Assets at the closing “AS-IS,” “WHERE-IS,” and “WITH ALL FAULTS.”

The closing of the transactions contemplated by the Asset Purchase Agreement is conditioned on approval by the Court of the sale of the Assets, under Section 363 of the Bankruptcy Code, pursuant to the terms of the Asset Purchase Agreement, and the prior consideration by the Debtors and the Court of higher or better bids with respect to a transaction involving the sale or other disposition of the Assets. The Debtors were required to file a motion (the “Sale Motion”) with the Court within 3 days of the execution of the Asset Purchase Agreement requesting an order (the “Sale Order”) approving of the terms thereof, and establishing the following procedures for the solicitation of bids at an auction undertaken pursuant to the Sale Order (the “Auction”) :

With respect to competing bids:

●	the initial overbid must be at least $1,775,000; and

●	subsequent overbids must be in increments of at least $25,000.

With respect to bidders other than the Purchaser:

●	the bidder must have demonstrated that it has the ability to consummate the proposed purchase of the Debtors’ assets;

●	the bidder must submit a cash deposit of $200,0000; and

●	the bidder must have signed an agreement in the same form and on the same terms and conditions, including the same assets and exclusions thereto, as the Asset Purchase Agreement, with an additional provision requiring such other bidder, concurrent with the termination of the Asset Purchase Agreement, to reimburse the Purchaser any amounts actually paid by it to the Debtors’ landlord at the premises located in Colorado Springs, Colorado and for payments made to key personnel of Debtors as described above.

With respect to a breakup fee (the “Break-up Fee”):

●	a Break-up Fee of $75,000 shall be due to the Purchaser if any party other than the Purchaser is deemed by the Court to be the winning bidder at the Auction.

The Auction will take place in the Court at the time and date of the hearing on the sale of the Debtors’ Assets pursuant to the above bid procedures and Sale Motion, to determine the highest and best bid for the Assets. During the Auction, bidding shall begin with the highest and best bid received as to the Assets and subsequently continue in minimum increments of $25,000.

The Debtors filed the Sale Motion with the Court in accordance with the foregoing on October 2, 2017. Concurrently with the filing of the Sale Motion, the Debtors filed a motion seeking approval of the procedures for conducting the sale and Auction.

The Asset Purchase Agreement may be terminated by the Purchaser if (a) the Court does not enter the Sale Order on or before October 31, 2017, subject to extension as provided in the Asset Purchase Agreement, or, if, after such entry, the Sale Order shall not have, within 14 days, become final, non-appealable and no longer subject to appeal, reconsideration or stay; b) if on the proposed closing date, a substantial portion of the Assets is not transferable to the Purchaser; or c) if the Court converts the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, a trustee is appointed in the Chapter 11 Case or the Chapter 11 Case is dismissed. Other customary termination provisions and closing conditions apply.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding the Company, including with regard to the Asset Purchase Agreement, Auction and the Sale Order. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including those risks detailed under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2017	By:	/s/ Christine Russell
Christine Russell, Principal Financial and Accounting Officer